Commitments And Contingencies (Tables)	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Future Base Rentals For Non-Cancelable Leases

Year Ending December 31,	Amount (1) (in thousands)
2017	$3,956
2018	1,453
2019	1,545
2020	1,593
2021	1,620
Thereafter	1,207

$11,374

(1)	These amounts include long-term lease payments for office space and compressors, net of sublease income. The Company expects to receive $0.2 million of total sublease income through 2019.